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                                                                   EXHIBIT 10.20

                             SUBSCRIPTION AGREEMENT
                                       AND
                                INVESTMENT LETTER
                                   DATED AS OF
                                 August __, 2000

Corpas Investments, Inc.
1640 Fifth Street, Suite 218
Santa Monica, California 90401

Dear Sirs:

         This will acknowledge that the undersigned (sometimes referred to as the "Subscriber" or "I") hereby irrevocably subscribes to purchase an aggregate of _____________ shares of the Company's $.001 par value common stock (the "Securities") at a purchase price of $_____ per share for an aggregate purchase price of $____________________.

         Within 10 business days after receipt by the Company of the executed Subscription Agreement and Investment Letter (the "Subscription Agreement" or "Agreement") (including the Confidential Purchaser Questionnaire), the Company will evidence its acceptance by countersigning and mailing a copy of the Subscription Agreement to the Subscriber (the "Closing").

         The undersigned acknowledges that the Securities purchased hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Securities for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of said Securities made in full compliance with all applicable provisions of the Act, the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, and applicable state securities laws; and that such Securities must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available, and will require an opinion of counsel that registration is not required under the Act or such state securities laws, and that the certificates to be issued will bear a legend indicating that transfer of the Securities have not been so registered and the legend may bear the following or similar words:

         The Securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") and the securities laws of any state. These Securities have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, made subject to a security interest, pledged, hypothecated, transferred or otherwise disposed of without an effective Registration Statement for such Securities under the Act, and applicable state securities laws, or an opinion of counsel satisfactory to Corpas Investments, Inc. to the effect that registration is not required under such Act and such state securities laws.

        In connection with the purchase of the Securities, I acknowledge that the Company will be relying on the information and on the representations set forth herein, and I hereby represent, warrant, agree and acknowledge that:

         (a) I have not received any general solicitation or general advertising regarding the purchase of the securities;

         (b) I have sufficient knowledge and experience of financial and business matters so that I am able to evaluate the merits and risks of purchasing the Securities and I have had substantial experience in previous private and public purchases of securities;

         (c) I do not require for my liquidity needs the funds being used to purchase the Securities, I have


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adequate means to provide for my personal needs, and possess the ability to bear the economic risk of holding the Securities purchased hereunder indefinitely, and can afford a complete loss on the purchase of these Securities;

         (d) Prior to purchase I have read this Subscription Agreement and have had full opportunity to ask questions of and receive answers from the Company and its officers and authorized representatives regarding the terms and conditions of this Agreement, and the transactions contemplated hereby, as well as the affairs of the Company and related matters. I have received information about the Company or have been provided access to such information and have been offered the opportunity to ask questions of Company management about such information. I understand that I may have access to whatever additional information or documents concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that I desire. In addition, I understand that I may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to all documents and information concerning the Company. I confirm that I do not desire to receive any further information;

         (e) I understand that a restrictive legend will be placed upon the certificates representing the Securities purchased hereunder, and that instructions will be placed upon the Company's records for the Securities prohibiting the transfer of the Securities absent full compliance with the Act and applicable state securities laws;

         (f) I understand that the Company intends to use the proceeds from the sale of the Securities for the development of its proposed business and to finance the costs of future offerings of its securities;

         (g) I understand that the purchase price of the Securities being purchased hereby has been arbitrarily determined and bears no relationship to the assets or book value of the Company, or other customary investment criteria;

         (h) I understand that this Subscription Agreement is subject to the Company's acceptance and may be rejected by the Company at any time prior to a Closing, in its sole discretion, for any reason or no reason at all, notwithstanding prior receipt by me of notice of acceptance of my subscription;

         (i) There is no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else the Securities or any part thereof, and I have no present plans to enter into any such contract, undertaking, agreement or arrangement; and

         (j) The Company has advised me and I understand that the Company is currently a development stage company. The Company currently intends to utilize the proceeds from this offering to continue to develop its proposed business and to finance the costs of future offerings of its securities. I further understand and have been advised by the Company that the business activities of the Company and an investment in the Company are subject to substantial risks.

         (k)      The undersigned acknowledges:

                  (i) having received and carefully read the accompanying Company's 10KSB for the year ending December 31, 2000, the Company's 10KSB -A dated May 12, 2000, the Company's 10QSB for the quarter ending March 31, 2000 and the Company's 10QSB-A dated May 22, 2000;

                  (ii) having received and read the accompanying May 8, 2000, May 11, 2000, May 22, 2000, May 23, 2000, June 8, 2000, June 12, 2000,
         June 12, 2000 and June 15, 2000 press releases of the Company;

                  (iii) having received and read the accompanying Executive Summary dated June, 2000;

                  (iv) that the Company had approximately 14,478,579 shares issued and outstanding as of July 30, 2000 and in connection with acquisitions, employee stock option pools and consulting arrangements has plans to issue a significant amount of options and warrants (for the purchase of up to 20,000,000 shares).

                  (v) having read and reviewed the risk factors set forth in the aforementioned 10KSB for the year ending December 31, 2000.


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         (l)      Accredited Investor. The undersigned investor represents that the undersigned is an "Accredited Investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, a copy of which definitions are set forth in the Confidential Investor Questionnaire delivered to the Company in connection with this subscription. In addition, the undersigned represents that the undersigned has affixed the undersigned's initials by one or more of the definitions of "Accredited Investor" contained in the Confidential Investor Questionnaire that are applicable to the undersigned. The undersigned has no reason to anticipate any material change in the undersigned investor's personal financial condition for the foreseeable future.

         (m)      Registration Rights.

                           (1) If the Company at any time proposes to register
any of its equity securities, other than securities which are convertible into shares of Common Stock, under the Securities Act of 1933, as amended (the "Act") on Forms S-1, S-2, S-3 or SB-1, or SB-2 (but not Form S-4 or S-8) or on any other form upon which may be registered securities similar to the Securities issuable pursuant to this Subscription Agreement, it will at each such time give written notice at least 30 days prior to the filing of the registration statement to Subscriber of its intention so to do. Such notice shall specify the proposed date of the filing of the registration statement and advise you of your right to participate therein. Upon your written request given prior to the proposed date of filing set forth in such notice, the Company will cause the Securities which the Company has been requested to register by Subscriber to be registered under the Act, all to the extent requisite to permit the sale or other disposition by Subscriber of the Securities so registered.

                           (2)      If, in the written opinion of the
underwriter or underwriters managing the public offering which is the subject of a registration pursuant to Paragraph (m)(1) above (or in the event that such distribution shall not be underwritten, in the written opinion of an investment banking firm of recognized standing), the total amount of the securities to be so registered, when added to the total amount of Securities which you have requested to be registered pursuant to Paragraph m(1) above, will exceed the maximum amount of securities of the Company which can be marketed: (i) at a price reasonably related to their then current market value; or (ii) without otherwise materially and adversely affecting the entire offering, then the Company shall have the right to exclude from such registration such number of Subscriber's Securities which it would otherwise be required to register pursuant to Paragraph (m)(1) above as is necessary to reduce the total amount of securities to be so registered to the maximum amount of securities which can be so marketed; provided, however, that if the securities (other than Subscriber's Securities) to be so registered for sale are to be offered for the account of the Company and others, the Company may only cut back Subscriber's Securities pro rata with the securities held by such other persons (it being agreed that in the case where such registration is to be effected as a result of the exercise by a holder of the Company's securities of such holder's right to cause such securities to be so registered, such pro rata cut back shall include the Company).

                           (3)      If and whenever the Company is obligated by
the provisions of this Paragraph (m) to effect the registration of any of Subscriber's Securities under the Act, as expeditiously as possible the Company will:

                                    (i)      prepare and file with the
Commission a registration statement with respect to such Subscriber's Securities and use its best efforts to cause such registration statement to become and remain effective during the period required for the distribution of the securities covered by the registration statement; provided, however, that in the event that the Subscriber's Securities covered by such registration statement are not to be sold to or through underwriters acting for the Company, the Company shall not be required to keep such registration statement in effect, or to prepare and file any amendments or supplements thereto, after the expiration of six months following the date on which such registration statement becomes effective under the Act or such longer period during which the Commission requires that such registration statement be kept effective with respect to any of the Subscriber's Securities so registered;

                                    (ii)     prepare and file with the
Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the disposition of all Subscriber's Securities covered by such registration statement, whenever the subscribers for whom such Securities are registered or are to be registered shall desire to dispose of the same, subject, however to the proviso contained in


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Paragraph (m)(3)(i) above; provided, however, that in any event the Company's obligations under this Paragraph (m)(3)(ii) shall terminate 90 days after the effective date of any such amended or supplemented registration statement if none of the Subscriber's Securities registered thereunder shall have been sold;

                                    (iii)    furnish to the subscribers for whom
such Securities are registered or are to be registered and to any underwriter or underwriters such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as such subscribers may reasonably request in order to facilitate the disposition of such Subscriber's Securities;

                                    (iv)     use its reasonable efforts to
register or qualify the Subscriber's Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the subscribers for whom such Subscriber's Securities are registered or are to be registered shall reasonably request, and do any and all other reasonable acts and things to so register or qualify which may be necessary or advisable to enable such Subscribers to consummate the disposition in such jurisdictions of such Subscriber's Securities;

                           (4)      The costs and expenses of all registrations
under the Act and of all other actions which the Company is required to take or effect pursuant to this Paragraph (m) shall be paid for by the Company (including, without limitation, all registration, qualification and filing fees, printing expenses, expenses of distributing prospectuses and other documents, fees and disbursements of counsel and accountants for the Company, and expenses of any special audits incident to or required in connection with any such registration hereof, but excluding the fees and disbursements of special counsel for the Subscriber, any consultants retained by the Subscriber and underwriters' or brokers' discounts or commissions applicable to the Subscriber's Securities).

                           (5)      Notices and requests delivered by Subscriber
to the Company pursuant to this Paragraph (m) shall contain such information regarding the Subscriber's Securities and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken.

                           (6)      In the event of any registration under the
Act of any of Subscriber's Securities pursuant to this Paragraph (m), the Company hereby agrees to indemnify and hold harmless Subscriber disposing of such Securities and each other person, if any, who controls Subscriber within the meaning of Section 15 of the Act and each other person (including underwriters) who participates in the offering of Subscriber's Securities against any losses, claims, damages or liabilities, joint or several, to which Subscriber or controlling person or participating person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Subscriber's Securities were registered under the Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Subscriber and each such controlling person or participating person for any legal or any other expenses incurred by Subscriber or such controlling person or participating person in connection with investigating or defending any such loss, claim, damage, liability or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon: (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by Subscriber or such controlling or participating person, as the case may be, specifically for use in the preparation thereof; or (b) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such Subscriber and Subscriber thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Subscriber's Securities to the person asserting such loss, claim, damage, liability or expense.

                           (7)      If the Company so requests, Subscriber for
whom Securities are to be so registered shall execute an agreement or agreements, whereby Subscriber agrees to indemnify and hold harmless the Company, each other person referred to in subparts (1), (2) and (3) of Section 11(a) of Section 15 of the Act in respect of such registration statement and each other person, if any, which controls the Company within the


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meaning of the Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such other person or such person controlling the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceeding in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Subscriber's Securities were registered under the Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, information furnished to the Company by Subscriber specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information with respect to such persons so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement.

                           (8)      Any person entitled to indemnification
hereunder will: (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; and (b) unless, in such indemnified party's reasonable judgment, a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that the failure of an indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Paragraph (m)(8) with respect to such indemnified party, except to the extent that the indemnifying party is actually prejudiced by such failure. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim against the indemnified party, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

If for any reason the indemnification provided for in the preceding Paragraphs
(m)(6) and (m)(7) is unavailable to an indemnified party as contemplated thereby, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation.

         I hereby agree to indemnify and hold harmless the Company, its officers, directors, stockholders, employees, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses) incurred by each such person in connection with defending or investigating any claims or liabilities, whether or not resulting in any liability to such person to which any such indemnified party may become subject under the Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by the undersigned in this Subscription Agreement and Investment Letter or (b) arise out of or are based upon any breach by the investor of any representation, warranty or agreement contained herein.

         This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed entirely within such state.

         This instrument contains the entire agreement of the parties, and there are no representations, covenants or


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other agreements except as stated or referred to herein. Neither this Agreement nor any provision hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.


FOR SUBSCRIBER

         THE SECURITIES OF THE COMPANY WHICH MAY BE PURCHASED PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER HAVE NOT BEEN REGISTERED OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES REGULATORY AUTHORITY OF ANY STATE, NOR HAS THE COMMISSION OR ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         THESE SECURITIES ARE BEING OFFERED HEREBY IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, WHICH EXEMPTION DEPENDS UPON THE EXISTENCE OF CERTAIN FACTS, INCLUDING BUT NOT LIMITED TO THE REQUIREMENTS THAT THE SECURITIES ARE NOT BEING OFFERED THROUGH GENERAL ADVERTISING OR GENERAL SOLICITATION, ADVERTISEMENTS OR COMMUNICATIONS IN NEWSPAPERS, MAGAZINES OR OTHER MEDIA, OR BROADCASTS ON RADIO OR TELEVISION, AND THAT THE OFFERING DOCUMENTS SHALL BE TREATED AS CONFIDENTIAL BY THE PERSONS TO WHOM IT IS DELIVERED. ANY DISTRIBUTION OF THE OFFERING DOCUMENTS OR ANY PART HEREOF OR DIVULGENCE OF ANY OF ITS CONTENTS SHALL BE UNAUTHORIZED.

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION, THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE OFFERING DOCUMENTS CONSTITUTE AN OFFER ONLY TO THE NAMED SUBSCRIBER. ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING DOCUMENTS, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF ITS CONTENTS TO ANY PERSON OTHER THAN THE PERSON HEREIN NAMED ON THE COVER PAGE OR HIS OR HER REPRESENTATIVE(S), WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. THE COMPANY HAS THE RIGHT TO REJECT SUBSCRIPTIONS IN WHOLE OR IN PART.

         THE OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY STATE OR OTHER JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR OTHER SOLICITATION.

         PROSPECTIVE INVESTORS ARE NOT TO CONSTRUE THE CONTENTS OF THIS AGREEMENT AS LEGAL, INVESTMENT OR TAX ADVICE. INVESTOR SHOULD CONSULT HIS/HER ADVISORS AS TO LEGAL, INVESTMENT, TAX AND RELATED MATTERS CONCERNING AN INVESTMENT BY INVESTOR IN THE COMPANY.


                             Jurisdictional Notices

FOR RESIDENTS OF ALL STATES:

         THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                            [Signature Pages Follow]